UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0266

Tri-Continental Corporation
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 6/30/08

ITEM 1. REPORTS TO STOCKHOLDERS.

Mid-Year Report 2008

an investment you can live with

Tri-Continental Corporation invests to

produce future growth of both capital

and income, while providing reasonable

current income.

TABLE OF CONTENTS

To the Stockholders	1

Investment Results Per Common Share	3

Highlights of the First Half	5

Stockholder Services	6

Diversification of Net Investment Assets	8

Ten Largest Equity Holdings	10

Largest Portfolio Changes	10

Portfolio of Investments	11

Statement of Assets and Liabilities	17

Statement of Capital Stock and Surplus	17

Statement of Operations	18

Statements of Changes in Net Investment Assets	19

Notes to Financial Statements	20

Financial Highlights	26

Proxy Results	28

Board of Directors and Executive Officers	29

Additional Information	30

  TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

August 25, 2008

To the Stockholders:

     Your mid-year Stockholder report for Tri-Continental Corporation follows this letter. The report contains the Corporation’s investment results, portfolio of investments, and financial statements as of June 30, 2008.

     For the six months ended June 30, 2008, Tri-Continental posted a total return of -13.6%, based on net asset value, and -15.5%, based on market price. During the same period, its benchmark, the S&P 500 Index, returned -11.9%, while its peers, as measured by the Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average, returned -10.6% and -11.5%, respectively.

     Tri-Continental’s 2008 Annual Meeting of Stockholders was held on May 15, 2008. At the meeting, four Directors were re-elected to Tri-Continental’s Board of Directors and Deloitte & Touche LLP was appointed as the independent auditors of the Corporation for 2008. Complete details of the vote can be found on page 28 of this report.

     The second quarter 2008 distribution of $0.540 per Common share was paid to Stockholders on June 19, 2008. Total distributions in 2008 thus far aggregate $1.173 per Common share. The third quarter 2008 distribution of $0.513 per Common share will be paid on September 18, 2008 to all Common Stockholders of record September 9, 2008. Each quarterly distribution represents 2.75% of Tri-Continental’s net asset value on the final day of the preceding quarter.

     On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire J. & W. Seligman & Co. Incorporated (“Seligman”), Tri-Continental’s manager, in a transaction that is likely to close in the fourth quarter of 2008. Consummation of the acquisition of Seligman will result in Seligman becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of Seligman and an assignment and automatic termination of Tri-Continental’s management agreement with Seligman. On July 17, 2008, Tri-Continental’s Board approved a new advisory agreement with RiverSource, and a new administration agreement with Ameriprise. The new advisory agreement is presented in a proxy statement that you should receive in September 2008. As described in the proxy statement, a Special Meeting of Stockholders has been scheduled for October 7, 2008 (the “Special Meeting”), at which Stockholders will vote on the new advisory agreement.

     A certain group of stockholders (the “Group”) declared their intent to vote against the approval of the advisory agreement and to solicit other stockholders to vote against approval. Given the holdings of these stockholders and the voting patterns in previous proxy contests, your Board believed that it would be very difficult, if not impossible, for Tri-Continental to obtain approval of the advisory agreement, absent the agreement of these stockholders.

     On August 19, 2008, Tri-Continental and the Group entered into a settlement agreement under which the Group agreed to vote in accordance with your Board’s recommendations to approve the advisory agreement and to elect ten new directors. Tri-Continental agreed that, following the acquisition of Seligman by RiverSource, and subject to certain conditions, it would

Tri-Continental Corporation

conduct two tender offers, provided that the advisory agreement is approved by stockholders at the upcoming Special Meeting.

     This agreement meets a number of important goals: First, in recognition of the strong preference of many long-term stockholders, Tri-Continental would continue to operate as a closed-end fund, as it has since 1929; Second, Tri-Continental’s investment objective would remain unchanged; and Third, the Group and other stockholders would be provided with an opportunity to reduce or eliminate their holdings at a small discount to net asset value, although the first tender offer will not be attractive to most individual stockholders for reasons that are discussed in the proxy statement.

     There will be no obligation to participate in either tender offer. If no action is taken on your part, the number of shares you own of Tri-Continental will remain unchanged. The terms and conditions of the tender offers will be described in the tender offer documents, which you will receive in due course. Stockholders have repeatedly indicated their support for Tri-Continental’s closed-end structure. The Board believes that the closed-end structure of Tri-Continental will be maintained as a result of the measures described above and in the proxy statement, which you will receive in September 2008.

     Thank you for your continued support of Tri-Continental Corporation.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended June 30, 2008

			Average Annual
	Three	Six	One	Three	Five	Ten
	Months*	Months*	Year	Years	Years	Years
Market Price	(2.24)%	(15.53)%	(25.68)%	3.90%	6.73%	1.71%
Net Asset Value	(2.13)	(13.57)	(20.59)	1.78	6.23	0.91
Lipper Closed-End Core
Funds Average**	(0.22)	(10.63)	(14.36)	3.05	7.54	3.58
Lipper Large-Cap Core
Funds Average**	(1.63)	(11.49)	(12.27)	3.98	6.83	2.51
S&P 500 Index**	(2.72)	(11.90)	(13.11)	4.40	7.57	2.88

PRICE PER SHARE

	June 30, 2008	March 31, 2008	December 31, 2007
Market Price	$16.54	$17.42	$20.90
Net Asset Value	18.65	19.62	23.03

DISTRIBUTIONS, CAPITAL GAIN AND YIELD INFORMATION
For Periods Ended June 30, 2008

	Capital Gain (Loss)
Distributions		Unrealized	Unrealized	SEC 30-Day
Paid‡	Realized	Gain†	Loss†	YieldØ
$1.17	$(1.52)	$1.03	$(4.86)	3.91%

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. J. & W. Seligman & Co. Incorporated, the investment manager of the Corporation, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. An investment in Tri-Continental is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation.

See footnotes on page 4.

Tri-Continental Corporation

Investment Results Per Common Share (continued)

*	Returns for periods of less than one year are not annualized.

**	The Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average (the “Lipper Averages”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) are unmanaged benchmarks that assume reinvestment of all distributions, and exclude the effect of fees, taxes, and sales charges. The S&P 500 Index also excludes the effect of expenses. The Lipper Closed-End Core Funds Average measures the performance of closed-end funds. The Lipper Large-Cap Core Funds Average includes open end funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Lipper Large-Cap Core Funds Average is provided for comparative purposes so that the Corporation’s performance can be measured against both closed-end and open-end funds with similar portfolio holdings as the Corporation. Lipper classifies the Corporation, based on its portfolio holdings, as a Closed-End Core Fund. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $1.25 per share.

†	Represents the per share amount of gross unrealized gain or loss of portfolio securities as of June 30, 2008.

Ø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2008, has been computed in accordance with SEC regulations and will vary.

1	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Corporation’s prospectus or statement of additional information.

Tri-Continental Corporation

Highlights of the First Half
	June 30,	December 31,
Assets:	2008	2007
Total assets	$2,013,103,973	$2,471,980,381
Amount owed	43,497,351	60,914,462
Net Investment Assets	1,969,606,622	2,411,065,919
Preferred Stock, at par value	37,637,000	37,637,000
Net Assets for Common Stock	$1,931,969,622	$2,373,428,919
Common shares outstanding	103,614,496	103,037,616
Net Assets Per Common Share	$18.65	$23.03

	Six Months Ended June 30,
Capital Gains:	2008	2007
Net capital gains (losses) realized	$(157,198,953)	$164,160,146
Per Common share	$(1.52)	$1.60
Accumulated capital gains (losses), end of period	$(157,198,953)	$164,633,714
Per Common share, end of period	$(1.52)	$1.61
Unrealized capital gains, end of period	$106,442,527	$201,281,954
Per Common share, end of period	$1.03	$1.96
Unrealized capital losses, end of period	$(503,723,527)	$(100,327,107)
Per Common share, end of period	$(4.86)	$(0.98)

Capital Gains Paid per Common Share	$0.31	$0.12

Income:
Total investment income earned	$41,489,018	$49,086,414
Expenses	7,189,813	9,284,581
Preferred Stock dividends	968,598	940,925
Income for Common Stock	$33,330,607	$38,860,908
Expense to average net invesment assets	0.67%*	0.68	%*
Expense to average net assets for Common Stock	0.68%*	0.69	%*

Dividends per Common Share	$0.32	$0.14

Return of Capital per Common Share	$0.54	$ —

* Annualized.

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient. Please consult Tri-Continental’s prospectus for the terms and conditions of these services.

Distribution Policy. Holders of Tri-Continental Common Stock will receive quarterly distributions equal to a minimum of 2.75% of the net asset value of Tri-Continental’s Common Stock on the last business day of the preceding calendar quarter (approximately 11% annually). The payment options for receiving distributions are:

  100% of distribution to be invested in additional shares of Tri-Continental
  75% of distribution to be invested in additional shares, 25% of distribution to be paid in cash
  50% of distribution to be invested in additional shares, 50% of distribution to be paid in cash
  100% of distribution to be paid in cash

     You can change your payment election at any time by contacting your financial advisor or Stockholder Services at 800-TRI-1092.

Automatic Dividend Investment and Cash Purchase Plan. Subject to the terms and conditions set forth in the prospectus, Stockholders may automatically purchase additional shares with distribution payments. There is no charge for this service. Stockholders may also, subject to the terms and conditions of the prospectus, purchase additional shares directly from the Corporation. There is a service fee of a maximum of $2.00 for each cash purchase transaction.

Automatic Cash Withdrawal Plan. Stockholders who hold Common Stock with a market value of $5,000 or more may elect to receive a fixed amount from their investment at regular intervals by selling their shares to the Corporation.

Traditional Individual Retirement Account (IRA). Stockholders who have earned income and are under age 70½ may contribute up to $5,000 per year to a Traditional IRA for 2008. A working or non-working spouse may also contribute up to $5,000 to a separate Traditional IRA for 2008. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to a Traditional IRA of up to $1,000. Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2008 is less than $53,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $85,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $159,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Tri-Continental Corporation

Stockholder Services (continued)

Roth IRA. You (and a working or non-working spouse) may (each) make an after-tax contribution of up to $5,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $101,000 for individuals or $159,000 for married couples to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $116,000 for individuals or $169,000 for married couples. Total combined contributions to a Roth IRA and a Traditional IRA cannot exceed $5,000 in any year. Additionally, individuals who reach age 50 prior to the end of a taxable year may make “catch-up contributions” to either a Roth IRA or Traditional IRA of up to $1,000. Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59½, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70½ (if you have earned income), and you are not required to take minimum distributions at age 70½. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA when converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income (reduced by plan contributions), to a maximum of $46,000 per participant. For retirement plan purposes, no more than $230,000 may be taken into account as earned income under the plan in 2008. Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the US and (212) 682-7600 outside the US.

Tri-Continental Corporation

Diversification of Net Investment Assets

The diversification of portfolio holdings by industry on June 30, 2008 was as follows. Individual securities owned are listed on pages 11 through 16.

				Percent of Net
				Investment Assets
				June 30,	December 31,
Common Stocks:	Issues	Cost	Value	2008	2007
Aerospace and Defense	4	$47,987,732	$49,083,932	2.5	2.8
Air Freight and Logistics	1	21,630,321	19,111,023	1.0	0.5
Airlines	2	24,429,036	10,828,299	0.5	1.2
Auto Components	—	—	—	—	1.1
Automobiles	—	—	—	—	0.4
Biotechnology	3	50,027,508	41,476,479	2.1	1.9
Capital Markets	5	80,439,935	52,858,730	2.7	4.4
Chemicals	1	7,788,442	9,255,408	0.5	—
Commercial Banks	2	43,704,076	22,980,363	1.2	1.2
Commercial Services and Supplies	—	—	—	—	1.0
Communications Equipment	5	115,664,208	99,176,178	5.0	5.6
Computers and Peripherals	2	45,376,169	45,403,626	2.3	4.2
Construction and Engineering	2	19,642,498	21,734,002	1.1	1.2
Consumer Finance	1	15,966,204	11,737,972	0.6	1.1
Containers and Packaging	1	62,031,432	19,445,255	1.0	2.3
Diversified Financial Services	4	107,995,065	63,027,198	3.2	3.9
Diversified Telecommunication
Services	4	93,934,449	69,704,305	3.5	2.4
Electric Utilities	1	17,155,892	18,774,652	0.9	0.7
Electrical Equipment	2	15,855,170	14,550,379	0.7	0.5
Energy Equipment and Services	6	73,275,698	89,993,856	4.6	3.1
Food and Staples Retailing	2	84,166,360	32,264,937	1.6	2.3
Health Care Equipment and Supplies	3	31,940,656	31,547,330	1.6	1.0
Health Care Providers and Services	6	55,688,338	45,444,029	2.3	1.7
Hotels, Restaurants and Leisure	—	—	—	—	0.9
Independent Power Producers and
Energy Traders	1	13,630,160	12,863,016	0.7	0.6
Industrial Conglomerates	2	50,072,913	38,803,653	2.0	2.5
Insurance	4	86,490,031	60,146,366	3.1	2.5
Internet Software and Services	3	102,186,125	61,364,123	3.1	2.3
Life Sciences Tools and Services	1	11,256,274	10,569,636	0.5	0.7
Machinery	1	7,530,224	6,253,671	0.3	1.1
Media	—	—	—	—	2.7
Metals and Mining	4	56,320,232	61,887,653	3.1	2.2
Multi-Utilities	1	23,531,760	24,370,458	1.2	—
Multiline Retail	1	26,535,841	23,333,331	1.2	1.8
Oil, Gas and Consumable Fuels	8	183,613,311	230,799,973	11.7	9.6
Pharmaceuticals	10	196,314,057	168,589,695	8.6	5.4
Real Estate Investment Trusts	—	—	—	—	0.3
Semiconductors and
Semiconductor Equipment	4	96,043,006	94,370,646	4.8	3.5

(continued on page 9)

Tri-Continental Corporation

Diversification of Net Investment Assets (continued)
				Percent of Net
				Investment Assets
				June 30,	December 31,
	Issues	Cost	Value	2008	2007
Common Stocks: (continued)
Software	5	$129,673,895	$118,035,462	6.0	3.2
Specialty Retail	2	60,693,080	24,850,083	1.3	1.1
Textiles, Apparel and Luxury Goods	—	—	—	—	0.6
Thrifts and Mortgage Finance	1	37	4	—	—
Tobacco	3	59,947,467	64,491,848	3.3	2.6
Wireless Telecommunication
Services	1	12,726,984	7,873,842	0.4	1.6
Total Common Stocks	109	2,131,264,586	1,777,001,413	90.2	89.7
Options Purchased	21	35,303,275	14,867,347	0.8	1.0
Tri-Continental Financial
Division	1	4,292,803	2,192,377	0.1	0.1
Equity-Linked Notes	7	105,426,000	84,944,527	4.3	5.3
Time Deposit	1	97,651,000	97,651,000	5.0	2.7
Other Assets Less Liabilities	—	(7,050,042)	(7,050,042)	(0.4)	1.2
Net Investment Assets	139	$2,366,887,622	$1,969,606,622	100.0	100.0

Tri-Continental Corporation

Ten Largest Equity Holdings†

June 30, 2008

	Cost	Value
	(000s)	(000s)
Exxon Mobil Corporation	$51,398	$70,063
Marvell Technology Group Ltd.	46,470	49,886
Comverse Technology, Inc.	52,280	42,521
Microsoft Corporation	43,837	40,711
Chevron Corporation	30,890	40,415
AT&T Inc.	40,787	34,734
Philip Morris International Inc.	28,288	31,920
ConocoPhillips	23,903	31,819
General Electric Company	41,424	31,177
Wyeth	31,999	30,715
	$391,276	$403,961

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Largest Portfolio Changes
April 1 to June 30, 2008

Largest Purchases	Largest Sales
Public Service Enterprise Group Incorporated*	Kohl’s Corporation**
Activision Blizzard, Inc.*	International Business Machines**
Chesapeake Energy Corporation*	Comverse Technology, Inc.
Yahoo! Inc.	Johnson & Johnson**
Barrick Gold Corporation*	St. Jude Medical, Inc.**
CIT Group, Inc.	Wynn Resorts, Limited**
Occidental Petroleum Corporation*	Goodyear Tire & Rubber Company (The)**
Frontier Communications Corporation*	Waste Management Inc.**
Hologic, Inc.*	Caterpillar Inc.**
Exterran Holdings Inc.*	General Dynamics Corporation**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

†	Excludes options purchased.
*	Position added during the period.
**	Position eliminated during the period.

Tri-Continental Corporation

Portfolio of Investments   (unaudited)      June 30, 2008

	Shares	Value

COMMON STOCKS 90.2%

AEROSPACE AND DEFENSE 2.5%
Boeing Company (The)	137,900	$9,062,788
Honeywell International Inc.	382,700	19,242,156
Raytheon Company	175,600	9,882,768
United Technologies Corporation	176,600	10,896,220
		49,083,932

AIR FREIGHT AND LOGISTICS 1.0%
United Parcel Service, Inc. (Class B)	310,900	19,111,023

AIRLINES 0.5%
Delta Air Lines, Inc.*	1,085,429	6,186,945
Northwest Airlines Corporation*	696,900	4,641,354
		10,828,299

BIOTECHNOLOGY 2.1%
Amgen Inc.*	193,600	9,130,176
Cephalon, Inc.*	346,700	23,121,423
ImClone Systems Incorporated*	228,000	9,224,880
		41,476,479

CAPITAL MARKETS 2.7%
Bank of New York Mellon Corporation	241,600	9,139,728
Fortress Investments Group LLC (Class A)	1,242,029	15,301,797
Janus Capital Group Inc.	378,600	10,021,542
Morgan Stanley	377,300	13,609,211
State Street Corporation	74,800	4,786,452
		52,858,730

CHEMICALS 0.5%
Monsanto Company	73,200	9,255,408

COMMERCIAL BANKS 1.2%
Wachovia Corporation	617,063	9,582,988
Wells Fargo & Company	564,100	13,397,375
		22,980,363

COMMUNICATIONS EQUIPMENT 5.0%
Cisco Systems, Inc.*	762,980	17,746,915
Comverse Technology, Inc.*	2,508,614	42,521,007
Nokia Corp. (ADR)	459,200	11,250,400
QUALCOMM Inc.	426,800	18,937,116
Research in Motion Limited	74,600	8,720,740
		99,176,178

COMPUTERS AND PERIPHERALS 2.3%
Apple Inc.*	111,000	18,585,840
Hewlett-Packard Company	606,600	26,817,786
		45,403,626

See footnotes on page 16.

Tri-Continental Corporation

Portfolio of Investments   (unaudited)      June 30, 2008

	Shares	Value

CONSTRUCTION AND ENGINEERING 1.1%
Foster Wheeler Ltd.*	165,400	$12,099,010
Quanta Services, Inc.*	289,600	9,634,992
		21,734,002

CONSUMER FINANCE 0.6%
American Express Company	311,600	11,737,972

CONTAINERS AND PACKAGING 1.0%
Smurfit-Stone Container Corporation*	4,777,704	19,445,255

DIVERSIFIED FINANCIAL SERVICES 3.2%
Bank of America Corporation	919,140	21,939,872
CIT Group, Inc.	1,284,200	8,745,402
CME Group Inc.	12,100	4,636,599
JPMorgan Chase & Co.	807,500	27,705,325
		63,027,198

DIVERSIFIED TELECOMMUNICATION SERVICES 3.5%
AT&T Inc.	1,031,000	34,734,390
Frontier Communications Corporation	1,011,300	11,468,142
Qwest Communications International Inc.	3,746,500	14,723,745
tw telecom inc.*	547,600	8,778,028
		69,704,305

ELECTRIC UTILITIES 0.9%
Exelon Corporation	208,700	18,774,652

ELECTRICAL EQUIPMENT 0.7%
ABB Limited (ADR)*	348,200	9,861,024
JA Solar Holdings Co. Ltd. (ADR)*	278,300	4,689,355
		14,550,379

ENERGY EQUIPMENT AND SERVICES 4.6%
Baker Hughes Incorporated	154,200	13,467,828
Exterran Holdings Inc.*	148,600	10,623,414
Halliburton Company	340,700	18,080,949
Noble Corporation	251,600	16,343,936
Schlumberger Limited	159,100	17,092,113
Transocean Inc.*	94,400	14,385,616
		89,993,856

FOOD AND STAPLES RETAILING 1.6%
CVS Caremark Corporation	203,500	8,052,495
Rite Aid Corporation*	15,227,951	24,212,442
		32,264,937

HEALTH CARE EQUIPMENT AND SUPPLIES 1.6%
Baxter International Inc.	141,000	9,015,540
Hologic, Inc.*	528,500	11,521,300
Zimmer Holdings, Inc.*	161,800	11,010,490
		31,547,330

See footnotes on page 16.

Tri-Continental Corporation

Portfolio of Investments   (unaudited)       June 30, 2008

	Shares	Value

HEALTH CARE PROVIDERS AND SERVICES 2.3%
CIGNA Corporation	109,100	$3,861,049
Express Scripts, Inc.*	153,800	9,646,336
Health Net, Inc.*	406,475	9,779,789
Medco Health Solutions, Inc.*	105,800	4,993,760
Quest Diagnostics Incorporated	233,500	11,317,745
UnitedHealth Group Incorporated	222,680	5,845,350
		45,444,029

INDEPENDENT POWER PRODUCERS AND
ENERGY TRADERS 0.7%
AES Corporation (The)*	669,600	12,863,016

INDUSTRIAL CONGLOMERATES 2.0%
3M Company	109,600	7,627,064
General Electric Company	1,168,100	31,176,589
		38,803,653

INSURANCE 3.1%
American International Group, Inc.	556,500	14,724,990
Hartford Financial Services Group, Inc.	283,100	18,279,767
MetLife, Inc.	314,600	16,601,442
Prudential Financial, Inc.	176,434	10,540,167
		60,146,366

INTERNET SOFTWARE AND SERVICES 3.1%
Google Inc. (Class A)*	39,500	20,793,590
SAVVIS, Inc.*	1,194,170	15,416,735
Yahoo! Inc.*	1,217,512	25,153,798
		61,364,123

LIFE SCIENCES TOOLS AND SERVICES 0.5%
Applied Biosystems, Inc.	315,700	10,569,636

MACHINERY 0.3%
Deere & Company	86,700	6,253,671

METALS AND MINING 3.1%
Alcoa Inc.	529,613	18,864,815
Barrick Gold Corporation	319,500	14,537,250
Freeport-McMoRan Copper & Gold, Inc.	200,700	23,520,033
Nucor Corporation	66,500	4,965,555
		61,887,653

MULTI-UTILITIES 1.2%
Public Service Enterprise Group Incorporated	530,600	24,370,458

MULTILINE RETAIL 1.2%
Target Corporation	501,900	23,333,331

See footnotes on page 16.

Tri-Continental Corporation

Portfolio of Investments   (unaudited)      June 30, 2008

	Shares	Value

OIL, GAS AND CONSUMABLE FUELS 11.7%
Chesapeake Energy Corporation	374,800	$24,721,808
Chevron Corporation	407,700	40,415,301
ConocoPhillips	337,100	31,818,869
El Paso Corporation	1,103,800	23,996,612
Exxon Mobil Corporation	795,000	70,063,350
Occidental Petroleum Corporation	142,400	12,796,064
Valero Energy Corporation	280,000	11,530,400
XTO Energy, Inc.	225,625	15,457,569
		230,799,973

PHARMACEUTICALS 8.6%
Abbott Laboratories	372,500	19,731,325
Barr Pharmaceuticals Inc.*	286,000	12,892,880
Bristol-Myers Squibb Company	869,000	17,840,570
Forest Laboratories, Inc.*	449,500	15,615,630
Merck & Co. Inc.	292,200	11,013,018
Mylan, Inc.*	1,629,700	19,670,479
Pfizer Inc.	1,145,138	20,005,561
Schering-Plough Corporation	503,300	9,909,977
Sepracor Inc.*	562,000	11,195,040
Wyeth	640,434	30,715,215
		168,589,695

SEMICONDUCTORS AND SEMICONDUCTOR
EQUIPMENT 4.8%
Intel Corporation	971,800	20,874,264
Marvell Technology Group Ltd.*	2,824,781	49,885,632
MEMC Electronic Materials, Inc.*	170,700	10,504,878
NVIDIA Corporation*	700,100	13,105,872
		94,370,646

SOFTWARE 6.0%
Activision Blizzard, Inc.*	677,500	23,082,425
BMC Software Inc.*	280,200	10,087,200
Macrovision Solutions Corporation*	1,688,028	25,252,898
Microsoft Corporation	1,479,856	40,710,839
Oracle Corporation*	900,100	18,902,100
		118,035,462

SPECIALTY RETAIL 1.3%
Home Depot, Inc. (The)	308,200	7,218,044
OfficeMax Inc.	1,268,492	17,632,039
		24,850,083

THRIFTS AND MORTGAGE FINANCE 0.0%
Countrywide Financial Corporation	1	4

TOBACCO 3.3%
Altria Group, Inc.	684,880	14,081,133
Philip Morris International Inc.	646,280	31,919,769
UST Inc.	338,600	18,490,946
		64,491,848

See footnotes on page 16.

Tri-Continental Corporation

Portfolio of Investments   (unaudited)      June 30, 2008

	Shares or Shares
	Subject to Call/Put	Value

WIRELESS TELECOMMUNICATION SERVICES 0.4%
NII Holdings Inc.*	165,800	$7,873,842
TOTAL COMMON STOCKS (Cost $2,131,264,586)		1,777,001,413

OPTIONS PURCHASED* 0.8%

AIRLINES 0.1%
Delta Air Lines, Inc., Call expiring September 2008 at $7.50	168,800	165,424
Northwest Airlines Corporation, Call expiring September 2008 at $7.50	775,100	1,085,140
UAL Corp., Call expiring September 2008 at $10	839,200	461,560
		1,712,124

BIOTECHNOLOGY 0.0%
Amgen Inc., Call expiring January 2009 at $60	394,300	240,523

COMMUNICATIONS EQUIPMENT 0.0%
JDS Uniphase Corporation, Call expiring January 2009 at $15	994,900	547,195
Motorola, Inc., Call expiring January 2009 at $20	1,096,200	27,405
		574,600

DIVERSIFIED FINANCIAL SERVICES 0.0%
CIT Group, Inc., Call expiring January 2009 at $35	303,600	15,180
Citigroup Inc., Call expiring January 2009 at $30	565,200	101,736
		116,916

FOOD AND STAPLES RETAILING 0.0%
Rite Aid Corporation, Call expiring January 2009 at $5	3,495,200	262,140

HOTELS, RESTAURANTS AND LEISURE 0.0%
Starbucks Corporation, Call expiring January 2009 at $30	583,400	29,170

INDEX DERIVATIVES 0.2%
S&P 500 Index, Put expiring July 2008 at $1,400	21,200	2,531,280
S&P 500 Index, Put expiring August 2008 at $1,250	21,900	641,670
United States Oil Fund, Put expiring October 2008 at $100	152,600	839,300
		4,012,250

INTERNET SOFTWARE AND SERVICES 0.1%
Yahoo! Inc., Call expiring January 2009 at $30	556,300	250,335
Yahoo! Inc., Call expiring January 2009 at $25	1,233,500	1,813,245
		2,063,580

PHARMACEUTICALS 0.2%
Bristol-Myers Squibb Company, Call expiring January 2009 at $25	738,800	280,744
Wyeth, Call expiring July 2008 at $42.50	170,400	954,240
Wyeth, Call expiring October 2008 at $45	280,900	1,460,680
		2,695,664

See footnotes on page 16.

Tri-Continental Corporation

Portfolio of Investments   (unaudited)      June 30, 2008

	Shares Subject
	to Call, Partnership
	Interest or
	Principal Amount		Value

SEMICONDUCTORS AND SEMICONDUCTOR
EQUIPMENT 0.2%
Marvell Technology Group Ltd., Call expiring January 2009 at $20	908,200	shs.	$1,589,350
Marvell Technology Group Ltd., Call expiring January 2009 at $15	352,900		1,517,470
Micron Technology Inc., Call January 2009 at $15	2,142,400		53,560
			3,160,380
TOTAL OPTIONS PURCHASED (Cost $35,303,275)			14,867,347

LIMITED PARTNERSHIP 0.1%
WCAS Capital Partners II, L.P.† (Cost $4,292,803)	$4,292,803		2,192,377

SHORT-TERM HOLDINGS 9.3%

EQUITY-LINKED NOTES†† 4.3%
Credit Suisse 39.54%, 11/21/08(a)	15,603,000		14,239,142
Deutsche Bank:
39%, 9/5/08(b)	14,844,000		14,073,596
37.5%, 11/20/08(c)	15,603,000		13,502,992
Goldman Sachs Group 34.6%, 10/2/08(d)	14,844,000		12,400,678
Lehman Brothers:
53.51%, 9/14/08(e)	14,844,000		7,607,550
39.5%, 10/2/08(f)	14,844,000		11,259,322
Morgan Stanley 37.05%, 10/17/08(g)	14,844,000		11,861,247

TOTAL EQUITY-LINKED NOTES (Cost $105,426,000)			84,944,527

TIME DEPOSIT 5.0%
Bank of Nova Scotia 5.15%, 7/1/08 (Cost $97,651,000)	97,651,000		97,651,000

TOTAL SHORT-TERM HOLDINGS (Cost $203,077,000)			182,595,527

TOTAL INVESTMENTS (Cost $2,373,937,664) 100.4%			1,976,656,664
OTHER ASSETS LESS LIABILITIES (0.4)%			(7,050,042)
NET INVESTMENT ASSETS 100.0%			$1,969,606,622

*	Non-income producing security.
†	Restricted security.
††	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:
The principal amount of the notes plus or minus the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes:
(a) Energizer Holdings, Inc., Longs Drug Stores Corporation and Sepracor Inc.
(b) Oracle Corporation, Schering-Plough Corporation and Target Corporation.
(c) CIGNA Corporation, Hologic, Inc. and Qwest Communications International Inc.
(d) Adobe Systems Incorporated, UnitedHealth Group Incorporated and Wyeth.
(e) Delta Air Lines, Inc., Intel Corporation and Mylan Inc.
(f) Health Net, Inc., Kohl’s Corporation and Prudential Financial, Inc.
(g) Comcast Corporation, Merck & Co., Inc. and Nokia Corporation ADR.
ADR — American Depositary Receipts. See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities   (unaudited)      June 30, 2008

Assets:
Investments, at value
Common stocks (cost $2,131,264,586)	$1,777,001,413
Options purchased (cost $35,303,275)	14,867,347
Limited Partnership (cost $4,292,803)	2,192,377
Equity-linked notes (cost $105,426,000)	84,944,527
Time deposit (cost $97,651,000)	97,651,000
Total investments (cost $2,373,937,664)	1,976,656,664
Restricted cash	206,670
Receivable for securities sold	31,251,306
Dividends and interest receivable	4,731,979
Investment in, and expenses prepaid to, stockholder service agent	143,346
Other	114,008
Total Assets	2,013,103,973
Liabilities:
Payable for securities purchased	41,075,083
Payable for Common Stock repurchased	738,062
Management fee payable	710,909
Preferred dividends payable	498,136
Bank overdraft	1,203
Accrued expenses and other	473,958
Total Liabilities	43,497,351
Net Investment Assets	1,969,606,622
Preferred Stock	37,637,000
Net Assets for Common Stock	$1,931,969,622
Net Assets per share of Common Stock
(Market value—$16.54)	$18.65

Statement of Capital Stock and Surplus (unaudited) June 30, 2008

Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value,
assets coverage per share $2,616
Shares authorized—1,000,000; issued and
outstanding—752,740	$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued and
outstanding—103,614,496	51,807,248
Surplus:
Capital surplus	2,434,689,091
Dividends in excess of net investment income (Note 7)	(46,764)
Accumulated net realized losses (Note 7)	(157,198,953)
Net unrealized depreciation of investments	(397,281,000)
Net Investment Assets	$1,969,606,622

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations   (unaudited)      For the Six Months Ended June 30, 2008

Investment Income:
Interest	$23,902,856
Dividends (net of foreign taxes withheld of $66,385)	17,586,162
Total Investment Income	41,489,018

Expenses:
Management fee	4,482,001
Stockholder account and registrar services	1,687,282
Custody and related services	321,948
Stockholder reports and communications	269,010
Directors’ fees and expenses	105,751
Stockholders’ meeting	102,437
Audit and legal fees	77,375
Registration	29,438
Miscellaneous	114,571
Total Expenses	7,189,813
Net Investment Income*	34,299,205
Net Realized and Unrealized Gain (Loss)
on Investments and Options Written
Net realized loss on investments	(157,925,508)
Net realized gain on options written	726,555
Net change in unrealized depreciation of investments	(205,720,854)
Net Loss on Investments and Options Written	(362,919,807)
Decrease in Net Assets from Operations	$(328,620,602)

* Net investment income for Common Stock is $33,330,607, which is net of Preferred Stock dividends of $968,598.
See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets   (unaudited)

	Six Months Ended	Year Ended
	June 30, 2008	December 31, 2007
Operations:
Net investment income	$34,299,205	$86,219,926
Net realized gain (loss) on investments	(157,925,508)	172,825,141
Net realized gain on options written	726,555	8,407,353
Net change in unrealized depreciation
of investments and options written	(205,720,854)	(286,497,113)
Decrease in Net Investment Assets from
Operations	(328,620,602)	(19,044,693)

Distributions to Stockholders:
Net investment income:
Preferred Stock (per share: $1.25 and $2.50)	(968,598)	(1,881,850)
Common Stock (per share: $0.32 and $0.87)	(33,337,680)	(88,809,314)
	(34,306,278)	(90,691,164)
Net realized gain:
Common Stock (per share: $0.31 and $1.57)	(32,369,341)	(161,625,776)
Return of Capital:
Common Stock (per share: $0.54 and $0)	(55,287,759)	—
Decrease in Net Investment Assets
from Distributions	(121,963,378)	(252,316,940)

Capital Share Transactions:
Value of shares of Common Stock issued at market price
in distributions (2,251,538 and 3,531,763 shares)	39,870,263	82,722,788
Value of shares of Common Stock issued for investment
plan purchases (192,591 and 192,264 shares)	3,512,303	4,512,976
Cost of shares of Common Stock purchased
from investment plan participants
(807,344 and 1,893,815 shares)	(14,870,325)	(45,006,184)
Cost of shares of Common Stock purchased in the
open market (1,062,061 and 2,351,756 shares)	(19,389,628)	(54,673,126)
Net proceeds from issuance of shares of
Common Stock upon exercise of
warrants (2,156 and 24,730 shares)	2,070	24,730
Increase (Decrease) in Net Investment Assets
from Capital Share Transactions	9,124,683	(12,418,816)
Decrease in Net Investment Assets	(441,459,297)	(283,780,449)

Net Investment Assets:
Beginning of period	2,411,065,919	2,694,846,368
End of Period (including dividends in excess of
net investment income of $46,764 and
$39,691, respectively)	$1,969,606,622	$2,411,065,919

See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

1. Organization — Tri-Continental Corporation (the “Corporation”) is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified management investment company.

2. Significant Accounting Policies — The financial statements of Tri-Continental Corporation have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Corporation:

a.

Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other investment companies to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

On January 1, 2008, the Corporation adopted Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” SFAS 157 establishes a three-tier hierarchy to classify the assumptions, referred to as inputs, used in valuation techniques (as described above) to measure fair value of the Corporation’s investments. These inputs are summarized in three broad levels: Level 1 — quoted prices in active markets for identical investments; Level 2 — other significant observable inputs (including quoted prices in inactive markets or for similar investments); and Level 3 — significant unobservable inputs (including the Corporation’s own assumptions in determining fair value) (Note 3). The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

To the extent that the Corporation invests a substantial percentage of its assets in an industry, the Corporation’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Corporation’s performance may be negatively affected.

b.	Equity-Linked Notes — The Corporation may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

c.	Options — The Corporation is authorized to write and purchase put and call options. When the Corporation writes an option, an amount equal to the premium received by the Corporation is reflected as

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Corporation enters into a closing transaction), the Corporation realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

d.	Repurchase Agreements — The Corporation may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Corporation’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of repurchase agreements’ underlying securities are monitored to ensure the existence of the proper level of collateral.

e.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Corporation’s insurance policies.

f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on an accrual basis.

g.	Distributions to Stockholders — Dividends and other distributions to stockholders are recorded on ex-dividend date. Effective May 30, 2007, the Corporation has a distribution policy providing that the Corporation will distribute quarterly to holders of Common Stock a minimum amount per share equal to 2.75% of the net asset value attributable to a share of the Common Stock on the last business day of the preceding calendar quarter (or approximately 11% annually).

h.

Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109,” requires the Corporation to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. Based upon its review of tax positions, the Corporation has determined that FIN 48 did not have a material impact on the Corporation’s financial statements for the six months ended June 30, 2008.

3. Fair Value Measurements — A summary of the value of the Corporation’s investments as of June 30, 2008, based on the level of inputs used in accordance with SFAS 157 (Note 2a), is as follows:

Valuation Inputs	Value
Level 1 – Quoted Prices	$1,791,868,760
Level 2 – Other Significant Observable Inputs	182,595,527
Level 3 – Significant Unobservable Inputs	2,192,377
Total	$1,976,656,664

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

     As required by SFAS 157, the following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used to determine the fair value of investments classified as Level 3 at either the beginning or end of the period:

Balances as of December 31, 2007	$1,784,956
Net change in unrealized depreciation	407,421
Balance as of June 30, 2008	$2,192,377
Net change in unrealized depreciation from investments
still held as of June 30, 2008	$407,421

4. Capital Stock Transactions — Under the Corporation’s Charter, dividends on Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2008, the Corporation purchased 807,344 shares of Common Stock from Plan participants at a cost of $14,870,325, which represented a weighted average discount of 9.0% from the net asset value of those acquired shares. A total of 192,591 shares were issued to Plan participants during the period for proceeds of $3,512,303, an average discount of 10.1% from the net asset value of those shares. In addition, a total of 2,251,538 shares were issued at market price in distributions during the period for proceeds of $39,870,263, an average discount of 9.2% from the net asset value of those shares.

     For the six months ended June 30, 2008, the Corporation purchased 1,062,061 shares of its Common Stock in the open market at an aggregate cost of $19,389,628, which represented a weighted average discount of 10.0% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

     At June 30, 2008, the Corporation reserved 257,946 shares of Common Stock for issuance upon exercise of 10,893 Warrants, each of which entitled the holder to purchase 23.68 shares of Common Stock at $0.95 per share.

     Assuming the exercise of all Warrants outstanding at June 30, 2008, net investment assets would have increased by $245,049 and the net asset value of the Common Stock would have been $18.60 per share. The number of Warrants exercised during the six months ended June 30, 2008 and the year ended December 31, 2007 was 92 and 1,068, respectively.

5. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 2008 was equivalent to an average annual rate of 0.42% of the average daily net assets of the Corporation. (Note 12)

     For the six months ended June 30, 2008, Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $1,687,282 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

     The Corporation and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Corporation to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Corporation’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. At June 30, 2008, the Corporation’s potential obligation under the Guaranties is $1,530,400. As of June 30, 2008, no event has occurred which would result in the Corporation becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Corporation as part of Seligman Data Corp.’s stockholder account services cost.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and and expenses and the accumulated balance thereof at June 30, 2008, of $46,764 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Corporation for federal income tax purposes until such amounts are paid.

6. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2008, amounted to $1,073,312,554 and $1,228,320,898, respectively.

7. Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Corporation. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

     The tax basis information presented is based on operating results for the six months ended June 30, 2008, and will vary from the final tax information as of the Corporation’s year end.

     At June 30, 2008, the cost of investments for federal income tax purposes was $2,386,554,726. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $15,713,704, offset in part by tax losses passed through to the Corporation from its limited partnership investment of $3,096,642.

     The tax basis components of accumulated losses at June 30, 2008 are presented below:

Gross unrealized appreciation of portfolio securities	$106,357,628
Gross unrealized depreciation of portfolio securities	(516,255,690)
Net unrealized depreciation of portfolio securities	(409,898,062)
Accumulated net realized loss	(144,581,891)
Total accumulated losses	$(554,479,953)

     For the six months ended June 30, 2008, the tax characterization of distributions to stockholders was $54,124,386 for Ordinary Income, $20,224,273 for Long-Term Capital Gain, and $47,614,719 for Return of Capital. For the year ended December 31, 2007, the tax characterization of distributions to stockholders was $207,070,515 for Ordinary Income and $45,246,425 for Long-Term Capital Gain.

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

8. Restricted Securities — At June 30, 2008, the Corporation owned one investment that was purchased through a private offering and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation.

Investment	Acquisition Dates	Cost	Value
WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,292,803	$2,192,377

9. Options Written — Transactions in options written during the six months ended June 30, 2008 were as follows:

	Shares
	Subject
	to Call/Put	Premium
Options outstanding at December 31, 2007	—	$—
Options written	737,000	726,555
Options expired	(689,100)	(593,395)
Options exercised	(47,900)	(133,160)
Options outstanding at June 30, 2008	—	$—

10. Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrange ment that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).

     In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc., the distributor of the Seligman Funds, relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

     In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

     Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

     The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

11. Recently Issued Accounting Pronouncement — In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” SFAS 161 requires enhanced disclosures about the Corporation’s derivative and hedging activities, including how such activities are accounted for and their effect on the Corporation’s financial position, performance and cash flows. SFAS 161 is effective for fiscal years beginning after November 15, 2008. The Corporation is currently evaluating the impact of the adoption of SFAS 161 on the Corporation’s financial statements and related disclosures.

12. Subsequent Events — On July 7, 2008, Ameriprise Financial, Inc. (“Ameriprise”) announced an agreement to acquire the Manager in a transaction that is likely to close in the fourth quarter of 2008. Under the 1940 Act, consummation of Ameriprise’s acquisition of the Manager will result in the Manager becoming a wholly-owned subsidiary of RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise, and a change of control of the Manager and an assignment and automatic termination of the Corporation’s management agreement with the Manager. On July 17, 2008, the Corporation’s Board approved a new advisory agreement (the “New Agreement”) with RiverSource, and a new administration agreement with Ameriprise. The New Agreement will be presented to the Corporation’s stockholders for their approval at a special meeting (the “Meeting”) scheduled for October 7, 2008.

     On August 19, 2008, the Corporation announced that it had entered into an agreement with a stockholder group (the “Group”), whereby the members of the Group have agreed to cast their votes at the Meeting in accordance with the recommendations of the Corporation’s Board. Pursuant to the agreement, if stockholders approve the New Agreement and the acquisition of the Manager is completed, the Corporation will promptly commence an in-kind tender offer for 35% of its outstanding shares of common stock. The purchase price in the in-kind tender offer will be 99.25% of the net asset value per share at the close of business on the trading day following the expiration of the offer and will be payable by means of a distribution of a portion of the Corporation’s investment portfolio, including distributable securities and cash, in such a manner that each stockholder whose shares are purchased will receive assets representing as closely as reasonably practicable a pro rata share of the Corporation’s investment portfolio.

     The Corporation has also agreed to commence, promptly upon completion and settlement of the in-kind tender offer, a cash tender offer for 12.5% of its outstanding shares of common stock. The purchase price in the cash tender offer will be 99.25% of the net asset value per share at the close of business on the trading day following the expiration of the cash tender offer. The Corporation will not be obligated to commence the cash tender offer if the volume-weighted average price of the Corporation’s common stock during the five trading days preceding the expiration of the in-kind tender offer is 99.25% or more of the average of the common stock’s daily net asset value per share during that period.

     The agreement with the Group also provides that the Corporation will continue its current distribution policy and open-market repurchase policy until at least December 31, 2008. The Corporation’s obligation to commence each tender offer is subject to customary conditions.

     In addition to their agreement to support the recommendations of the Corporation’s Board at the Meeting, the members of the Group have each agreed to refrain from taking certain actions in respect of the Corporation that might affect control or management of the Corporation. The members of the Group and the Corporation have also agreed to general releases of each other.

Tri-Continental Corporation

Financial Highlights (unaudited)

     The Corporation’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding during the period.

     Total investment return measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Corporation, and are not annualized for periods of less than one year.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Six Months
	Ended	Year Ended December 31,
	June 30, 2008	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value,
Beginning of Period	$23.03	$25.66	$22.16	$21.87	$19.55	$15.72
Net investment income	0.33	0.84	0.33	0.26	0.26	0.18
Net realized and unrealized
investment gain (loss)	(3.55)	(1.01)	3.47	0.29	2.31	3.84
Increase (Decrease) from
Investment Operations	(3.22)	(0.17)	3.80	0.55	2.57	4.02
Dividends paid on Preferred Stock	(0.01)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Dividends paid on Common Stock	(0.32)	(0.87)	(0.28)	(0.24)	(0.23)	(0.17)
Distributions from net realized gain	(0.31)	(1.57)	—	—	—	—
Return of capital	(0.54)	—	—	—	—	—
Issuance of Common Stock in
gain distributions	0.02	—	—	—	—	—
Net Increase (Decrease) in
Net Asset Value	(4.38)	(2.63)	3.50	0.29	2.32	3.83

Net Asset Value, End of Period	$18.65	$23.03	$25.66	$22.16	$21.87	$19.55
Adjusted Net Asset Value,
End of Period*	$18.60	$22.98	$25.60	$22.10	$21.82	$19.51
Market Value, End of Period.	$16.54	$20.90	$22.38	$18.58	$18.28	$16.40

See footnotes on page 27.

Tri-Continental Corporation

Financial Highlights (unaudited) (continued)

	Six Months
	Ended		Year Ended December 31,
	June 30, 2008		2007	2006	2005	2004		2003
Total Investment Return:
Based upon market value	(15.53)%		3.51%	22.10%	2.98%	12.95%		25.24%
Based upon net asset value	(13.57)%		(0.52)%	17.38%	2.66%	13.36%	#	25.84%
Ratios/Supplemental Data:
Expenses to average net
investment assets	0.67%	†	0.65%	0.79%	0.64%	0.65%		0.68%
Expenses to average net assets for
Common Stock	0.68%	†	0.66%	0.80%	0.65%	0.66%		0.70%
Net investment income to average
net investment assets	3.19%	†	3.17%	1.37%	1.18%	1.26%		1.03%
Net investment income to average
net assets for Common Stock	3.25%	†	3.22%	1.40%	1.20%	1.28%		1.05%
Portfolio turnover rate	53.81%		123.02%	121.81%	70.77%	47.36%		138.65%
Net Investment Assets,
End of Period (000s omitted):
For Common Stock	$1,931,970		$2,373,429	$2,657,209	$2,392,304	$2,470,781		$2,310,999
For Preferred Stock	37,637		37,637	37,637	37,637	37,637		37,637
Total Net Investment Assets	$1,969,607		$2,411,066	$2,694,846	$2,429,941	$2,508,418		$2,348,636

*	Assumes the exercise of outstanding warrants.
†	Annualized
#	Excluding the effect of the payments received from the Manager in 2004, the total investment return would have been 13.33% .
See Notes to Financial Statements.

Tri-Continental Corporation

Proxy Results

     Tri-Continental Corporation Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 15, 2008, in Baltimore, MD. The description of each proposal and number of shares voted are as follows:

To elect four Directors each to hold office until the 2011 Annual Meeting of Stockholders:

	For	Withheld
Maureen Fonseca	83,360,041	8,271,422
Betsy S. Michel	83,224,241	8,407,223
James N. Whitson	83,442,595	8,188,869
Brian T. Zino	83,496,072	8,135,391

     To consider a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2008:

For	Against	Abstained
89,212,718	1,398,926	1,019,809

Tri-Continental Corporation

Board of Directors

Maureen Fonseca (2,3)
Head of School, The Masters School
Trustee, New York State Association of
   Independent Schools and Greens
   Farms Academy
Commissioner, Middle States Association

John R. Galvin (1,3)
Dean Emeritus, Fletcher School of Law
   and Diplomacy at Tufts University
Chairman Emeritus, American Council
   on Germany

John F. Maher (1,3)
Retired President, Chief Executive Officer,
   and Former Director, Great Western Financial
   Corporation and its principal subsidiary,
   Great Western Bank

Frank A. McPherson (2,3)
Retired Chairman of the Board and Chief Executive
   Officer, Kerr-McGee Corporation
Director, DCP Midstream GP, LLP, Integris
   Health, Oklahoma Medical Research Foundation,
   Oklahoma Foundation for Excellence in
   Education, National Cowboy and Western
   Heritage Museum, and Oklahoma City
   Museum of Art

Betsy S. Michel (2,3)
Attorney
Trustee, The Geraldine R. Dodge Foundation
   and Drew University

William C. Morris
Chairman and Director, J. & W. Seligman & Co.
   Incorporated, Carbo Ceramics Inc., Seligman
   Advisors, Inc., and Seligman Services, Inc.
Director, Seligman Data Corp.
President and Chief Executive Officer,
   The Metropolitan Opera Association

Leroy C. Richie (1,3)
Counsel, Lewis & Munday, P.C.
Director, Vibration Control Technologies, LLC
   and OGE Energy Corp.
Lead Outside Director, Digital Ally Inc. and
   Infinity, Inc.
Director and Chairman, Highland Park Michigan
   Economic Development Corp.
Chairman, Detroit Public Schools Foundation

Robert L. Shafer (2,3)
Ambassador and Permanent Observer of the
   Sovereign Military Order of Malta to the United
   Nations

James N. Whitson (1,3)
Retired Executive Vice President and Chief Operating
   Officer, Sammons Enterprises, Inc.
Director, CommScope, Inc.

Brian T. Zino
Director and President,
   J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, Seligman Advisors, Inc. and
   Seligman Services, Inc.
Member of the Board of Governors,
   Investment Company Institute

Member:	(1) Audit Committee
(2) Director Nominating Committee
(3) Board Operations Committee

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President and Chief Executive Officer

John B. Cunningham
Vice President

Eleanor T.M. Hoagland
Vice President and Chief Compliance Officer

Charles W. Kadlec
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Erik J. Voss
Vice President

Paul B. Goucher
Secretary

Marco F. Acosta
Assistant Vice President

Tri-Continental Corporation

Additional Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

Stockholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Mail Inquiries To:
P.O. Box 9759
Providence, RI 02940-9759

Important Telephone Numbers
(800) TRI-1092	Stockholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Corporation will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Corporation’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities as well as information regarding how the Corporation voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended for the information of Stockholders who have received the current prospectus covering shares of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services at 800-TRI-1092.

[1] These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Corporation’s prospectus or statement of additional information.

END OF MID-YEAR REPORT

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	INVESTMENTS.

(a) Schedule I – Investments in securities of unaffiliated issuers. Included in Item 1 above.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Total		Total Number of Shares	Maximum Number (or
	Number of	Average	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Price Paid	Part of Publicly	Shares (or Units) that May Yet
	Units)	per Share	Announced Plans or	Be Purchased Under the Plans
Period	Purchased	(or Unit)	Programs (1)	or Programs (1)
				Shares
1-01-08 to
1-31-08	163,547	$19.32	163,547	4,988,334
2-01-08 to
2-29-08	92,708	19.19	92,708	4,895,626
3-01-08 to
3-31-08	199,128	17.69	199,128	4,696,498
4-01-08 to
4-30-08	540,131	18.02	540,131	4,156,367
5-01-08 to
5-31-08	450,921	18.83	450,921	3,705,446
6-01-08 to
6-30-08	422,970	17.92	422,970	3,282,476

(1) The stock repurchase program, renewed on November 15, 2007, authorizes the Registrant to repurchase up to 5.0% of its common stock in the open market or elsewhere from January 1, 2008 through December 31, 2008 as long as the discount of the net asset value of the common stock to its market price exceeds 5%. The Board intends such repurchases to moderate the growth in the number of outstanding shares resulting from the investment by Stockholders of distributions received under the Distribution Policy.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.
(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRI-CONTINENTAL CORPORATION

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	September 2, 2008

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	September 2, 2008

TRI-CONTINENTAL CORPORATION

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.